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                                                                       EXHIBIT 1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report, dated March 17, 1998, included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statements File No. 33-64838 and No. 33-94120.


                                                 ARTHUR ANDERSEN LLP

Washington D.C.,
March 30, 1998